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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

              -----------------------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                 April 2, 1999                                 000-05667
------------------------------------------------         ----------------------
Date of Report (Date of earliest event reported)         Commission File Number




                            SEAL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                                       64-0769296
--------------------------------                     -------------------------
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                     Identification Number)



                        5601 N. Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 771-5402
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 1.           Changes in Control of Registrant

Effective April 2, 1999 (the "Closing Date"), Seal Holdings Corporation (the "Company") acquired all of the outstanding shares of OH, Inc., a Florida corporation ("OHI") in exchange for approximately 91% of the outstanding Company shares, on a fully diluted basis (taking into consideration outstanding options to acquire Seal shares) pursuant to an Agreement and Plan of Exchange between the parties dated December 21, 1998, as amended (the "Agreement"). OHI, through its subsidiaries, operates a sophisticated comprehensive outpatient medical, diagnostic and surgical facility located in Broward County, Florida and intends to develop and operate additional facilities in the future.

As a result of the transaction, two of the Company's Directors, J. Erik Hvide and Donald L. Caldera resigned and Robert G. Tancredi, M.D. and John J. Rydzewski were appointed as Company Directors to replace them on April 2, 1999. Thomas Ferguson remained as a Director of the Company. Subsequently, on April 5, 1999, the Board of Directors appointed M. Lee Pearce, M.D. as a fourth Director. At that time, Dr. Pearce was also appointed Chairman of the Board of Directors.

The following table shows, as of April 5, 1999, the Common Stock owned beneficially by (i) each of the current Directors of the Company and each "Nominee for Director", (ii) each Executive Officer, (iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Directors and Executive Officers listed have sole voting and investment power over his shares. As of April 2, 1999, there were 11,598,719 Class A Common Shares issued and outstanding and 537 holders of record.

                                                                                                Shares            Percentage
                                                                                             Beneficially        Beneficially
        Name (1)                                   Current Title                                 Owned               Owned
M. Lee Pearce, M.D.(2)                  Chairman of the Board of Directors                    30,168,419              95.5%
Thomas M. Ferguson(3)                   Director                                               1,072,675              3.3%
Robert G. Tancredi, M.D.                Director                                                  ---                  ---
John J. Rydzewski(4)                    Director                                                 150,000                *
Rudy J. Noriega                         President                                                 ---                  ---
Cecilio M. Rodriguez                    Chief Financial Officer, Treasurer and                    ---                  ---
                                        Secretary
All Directors and Executive
Officers as a Group (6 Persons)                                                               31,291,094              96.6%
-------------


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*Less than 1%.

(1) The address for each of the persons listed above is 5610 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2) Includes (i) 10,168,419 shares of Class A Common Stock, (ii) 25,000 shares of Class B Common Stock, which are owned by Lauderdale Holdings, Inc., a Florida corporation, of which Dr. Pearce is the sole shareholder, and (iii) 2,000,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") that are automatically converted into 20,000,000 shares of Class A Common Stock at such time as the Company stockholders approval an amendment (the "Capital Amendment") to the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock to 99,975,000 shares. Each share of Series A Preferred Stock is entitled to ten votes for each one share held.

(3) Includes (i) options to purchase up to 800,000 shares of Class A Common Stock, all of which are fully vested and exercisable and (ii) 157,675 shares held by First Magnum Corporation. As sole stockholder of First Magnum Corporation, Mr. Ferguson has voting and investment power over First magnum Corporation's shares of Common Stock of the Company.

(4) Includes 100,000 shares of Class A Common Stock owned by Benedetto, Gartland & Company, Inc., a New York corporation, of which Mr. Rydzewski owns 10% of the outstanding voting shares.

Item 2.   Acquisition or Disposition of Assets.

At the closing described in Item 1 above, in connection with the Agreement, the Company issued 10,318,419 shares of its Class A Common Stock and 2,000,000 shares of its Series A Convertible Preferred Stock ("Series A Preferred Stock") to M. Lee Pearce, M.D., the sole shareholder of OHI. Each share of Series A Preferred Stock entitles the holder to 10 votes for each one share held. The 2,000,000 shares of Series A Preferred Stock will be automatically converted into 20,000,000 shares of Class A Common Stock at such time as the Company's stockholders approve an amendment to the Company's Certificate of Incorporation to increase its authorized number of outstanding shares of Class A Common Stock to 99,975,000 shares.

The terms of the share exchange were the result of arms-length negotiations between the parties. For further information with respect to the share exchange, reference is made to the Agreement and Plan of Exchange, which is filed as
Exhibit 10.9 to the Company's Annual Report Form 10-KSB of Seal Holdings Corporation for the year ended December 31, 1998, which is incorporated herein by reference and the Securities Exchange Agreement dated April 2, 1999 by and between the Company and M. Lee Pearce, M.D., who was the holder of all of the outstanding shares of common stock, par value $.001 of OH, Inc., a Florida corporation ("OHI") as of the Closing Date.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b)

In accordance with Instruction 4 of this Item 7, financial statements required by this Item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.



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(c)      Exhibits

3.3 Certificate of Preferred Stock Designation of Seal Holdings Corporation filed March 23, 1999.

10.9 Agreement and Plan of Exchange, which is filed as Exhibit 10.9 to the Company's Annual Report Form 10-KSB of Seal Holdings Corporation for the year ended December 31, 1998 and incorporated herein by reference.

10.10 Securities Exchange Agreement dated April 2, 1999, by and between Seal Holdings Corporation, a Delaware corporation and M. Lee Pearce, M.D. ("Holder"), who as of April 2, 1999 was the holder of all of the outstanding shares of common stock, of OH, Inc., a Florida corporation.

10.11 Stock Purchase Agreement dated as of the 21st day of December, 1998, between First Magnum Corporation, a Florida corporation, Thomas M. Ferguson and Lauderdale Holdings, Inc., a Florida corporation.

99.1 Press Release: "OH, Inc. and Seal Holdings Complete Share Exchange," dated April 5, 1999.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SEAL HOLDINGS CORPORATION



                                              By: /s/Cecilio M. Rodriguez
                                                  -----------------------------
                                                  Cecilio M. Rodriguez
                                                  Chief Financial Officer

Dated:  April 19, 1999


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